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                                                              Exhibit 10 (xlvii)


                                                                   July 29, 1997



                               EXTENSION AGREEMENT
                               -------------------


The North American Coal Corporation
14785 Preston Road
Suite 1100
Dallas, Texas  75240

Morgan Guaranty Trust Company
      of New York, as Agent
      under the Credit Agreement
      referred to below
60 Wall Street
New York, New York  10260

Gentlemen:

         The undersigned hereby agree to extend, effective September 27, 1997, the Termination Date under the Credit Agreement dated as of September 27, 1991 among The North American Coal Corporation, the Banks listed therein and Morgan Guaranty Trust Company of New York, as Agent (the "Credit Agreement") for one year to September 27, 2002. Terms defined in the Credit Agreement are used herein as therein defined.

         This Extension Agreement shall be construed in accordance with the governed by the law of the State of New York.

                                      MORGAN GUARANTY TRUST COMPANY
                                              OF NEW YORK


                                      By:   /s/   Patricia P. Lunka
                                      ------------------------------------------
                                             Title:   Vice President


                                      CITIBANK


                                      By:   /s/   Majorie Futornick
                                      ------------------------------------------
                                             Title:   Vice President




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                                     TEXAS COMMERCE BANK
                                       NATIONAL ASSOCIATION


                                     By:   /s/   Allen King
                                     -------------------------------------------
                                         Title:   Vice President


                                     KEY BANK NATIONAL ASSOCIATION


                                      By:   /s/   Marianne Meil
                                       -----------------------------------------
                                         Title:   Vice President




Agreed and accepted:

THE NORTH AMERICAN COAL
        CORPORATION


By:   /s/   K. Donald Grischow
-----------------------------------------------------
       Title:  Controller and Treasurer


MORGAN GUARANTY TRUST COMPANY
       OF NEW YORK, as Agent


By:   /s/   Patricia P. Lunka
-----------------------------------------------------
       Title:  Vice President